LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

                           Supplement to Prospectuses
                               dated March 1, 2003



The third paragraph under the caption "Understanding Performance" in the "Performance History" section is replaced in its entirety as follows:

         The Fund compares its performance to the Lehman Brothers Intermediate Government Index (Lehman Intermediate Government Index). The Lehman Brothers Intermediate Government Index is an unmanaged index that tracks the performance of intermediate U.S. Government securities. Previously, the Fund's returns were compared to the Lehman Brothers Intermediate Government/Credit Bond Index (Lehman Intermediate Index), an unmanaged index that tracks the performance of intermediate-term U.S. Government and corporate bonds. The Lehman Intermediate Government Index more closely approximates the Fund's level of investment (at least 80% of net assets, plus any borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements backed by these obligations. In addition, the Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index), an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset Backed Securities Index.

         Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


The following row is added to the chart entitled "Average Annual Total Returns - for periods ended December 31, 2002"
                                                1 year 5 years          10 years
         Lehman Intermediate Government Index   9.64%  7.44%            6.91%




718-36/324O-0603                                                   June 6, 2003